MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of December 31, 2020

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA

Since fund inception

Investment Advisor

Mundoval Capital Management, Inc.

7855 Ivanhoe Ave., Suite 210

La Jolla, CA 92037

(858) 454-4837

www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



3.43%
27.29%
69.28%
Domestic
International
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	27.41%
Consumer Staples	16.26%
Consumer Discretionary	15.46%
Communication Services	15.20%
Financials	10.91%
Healthcare	9.20%
Industrials	2.00%
Energy	0.13%
Utilities	0.00%
Materials	0.00%
Net Cash[1]	3.43%

TOP 10 HOLDINGS

Apple, Inc.	12.73%
Mastercard Inc.	11.41%
LVMH Moët Hennessey Louis Vuitton ADR	5.98%
The Estée Lauder Companies, Inc.	5.32%
Alphabet, Inc. Class C	4.91%
Alphabet, Inc. Class A	4.90%
Nike, Inc.	4.52%
T. Rowe Price Group, Inc.	3.93%
The Walt Disney Company	3.38%
Novo-Nordisk ADR	3.35%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	31
2020 Portfolio Turnover	2.30%
Net Assets (millions)	$25.02
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]



12.51%
13.96%
14.86%
15.90%
13.07%
10.53%
13.99%
12.18%
7.73%
9.17%
9.85%
9.86%
7.96%
8.09%
4Q 2020 Non-annualized
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*
Mundoval Fund
MSCI World Index

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$34,912
2005
2010
2015
2020

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $34,911.87 on 12/31/20. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

4Q20 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 12.51% in the fourth quarter versus 13.96% for the MSCI World Index during the same period. Since inception of the Fund on September 3, 2004, the average rate of return for the Mundoval Fund has been 7.96% versus 8.09% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Information Technology sector (Apple, Inc. & Taiwan Semiconductor), Communication Services (The Walt Disney Company) and Consumer Discretionary sector (Nike, & LVMH Moët Hennessy Louis Vuitton). Negative factors impacting performance for the Fund during the quarter included the Health Care sector (Teva Pharmaceuticals) and Consumer Staples (British American Tobacco Plc).

During the quarter shares of Reckitt Benckiser, Bayer AG and Valero Energy were sold to provide liquidity to purchase additional shares of existing holdings and new shares of Enbridge, Inc., the world's longest crude oil and liquids transportation system. The geographic diversification of the Fund as of December 31, 2020 was 69.28% domestic stocks, 27.29% international stocks and 3.43% cash equivalents. The Fund owned shares of common stock in 30 companies.

Manager Commentary:

After stocks plunged in March of this year due to concerns about the Coronavirus Pandemic, stock market indices rallied throughout the summer and fall months to post record setting year end levels. The S&P 500 and Dow Jones Industrial Average climbed 16.3% and 7.2% respectively for the year. The Nasdaq Composite, which consists of technology businesses, gained 44% during the year and posted its best two-year performance since 1998-99. International stocks as measured by the MSCI EAFE Index gained 7.82% while Emerging Markets posted its second straight year of double-digit investment returns.

During the 4th quarter Nike, Inc. reported an 84% increase in e-commerce revenue due to strong sales from their website and mobile applications, along with strong demand in China. Today China's e-commerce market is worth more than $2 trillion and Alibaba, the world's largest e-commerce business, controls more than 55% market share due to its logistics network and cloud-hosting services for more than 850 million digital consumers. In December LVMH Moët Hennessy Louis Vuitton, the world's leading luxury products group, announced that shareholders of Tiffany & Co., Inc., a luxury jeweler, voted to approve a merger agreement valued at almost $16 billion. The Walt Disney Company announced that its new streaming service, Disney+, has surpassed 86.8 million subscribers since its launch in November of 2019 and is now the second largest streaming service behind Netflix. Disney executives expect the number of subscribers to grow to 250 million subscribers by 2024. The Federal Reserve confirmed that the largest U.S. banks remain strong enough to survive the Pandemic and can commence repurchasing shares of their stock in the first quarter of 2021. As a result, Citigroup Inc. announced that it will resume its share buy back plan and continue to pay a $0.51 dividend per share for the first three quarters of fiscal 2021.

Thank you for your business and continued support.
Sincerely yours,
Arthur Q. Johnson, CFA

Average Annualized Total Returns as of December 31, 2020

	4Q 2020 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	12.51%	14.86%	13.07%	13.99%	7.73%	9.85%	7.96%
MSCI World Index	13.96%	15.90%	10.53%	12.18%	9.17%	9.86%	8.09%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.